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                                                                   Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-22695, 333-41437, 333-84282 and 333-87378)
and Registration Statements on Form S-8 (Nos. 33-65054, 33-65058,
333-38912, and 333-61925) of Forest City Enterprises, Inc. and Subsidiaries of our report dated March 11, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
April 10, 2003